Exhibit 99.1

Cardlytics Appoints New Chief Financial Officer
ATLANTA, GA – July 18, 2023 – Cardlytics, Inc. (NASDAQ: CDLX), an advertising platform in bank’s digital channels, is pleased to announce the appointment of Alexis DeSieno as Chief Financial Officer. DeSieno brings a wealth of experience and expertise in finance and data analytics, and will play a vital role in profitably growing Cardlytics’ business. She will report directly to Karim Temsamani, Chief Executive Officer.
"We are thrilled to welcome Alexis as CFO," said Temsamani. "Her extensive experience in finance, coupled with her track record of driving growth while maximizing profitability, make her a perfect fit to help us fulfill our strategic vision. We are confident that Alexis's leadership and financial acumen will contribute significantly to our ongoing transformation into a product-led company.”
DeSieno brings nearly 20 years of experience in a wide range of finance and data functions, most recently as Senior Vice President of Finance at Clear Secure, Inc. (CLEAR), where she was responsible for finance, business intelligence, investor relations, and procurement. In addition to overseeing the budgeting and planning processes, she provided strategic financial analysis and played an important role in CLEAR’s IPO. Prior to CLEAR, DeSieno held various finance roles at SoulCycle Inc. and The Estée Lauder Companies, Inc. She also has over a decade of experience on Wall Street, most recently in Global Investment Banking at Bank of America.
"From my first conversation with Karim, Cardlytics’ vast potential was evident,” said DeSieno. “I look forward to partnering with the team to create value for our stockholders and focus on executing on our vision of making commerce rewarding for everyone.”
DeSieno holds an MBA from Columbia Business School and a B.S. in Brain and Cognitive Sciences from the Massachusetts Institute of Technology.
About Cardlytics
Cardlytics (NASDAQ: CDLX) is a digital advertising platform. We partner with financial institutions to run their banking rewards programs that promote customer loyalty and deepen banking relationships. In turn, we have a secure view into where and when consumers are spending their money. We use these insights to help marketers identify, reach, and influence likely buyers at scale, as well as measure the true sales impact of marketing campaigns. Headquartered in Atlanta, Cardlytics has offices in Palo Alto, New York, Los Angeles, and London. Learn more at www.cardlytics.com.
Cautionary Language Concerning Forward-Looking Statements
This press release contains "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to forward-looking statements related to future growth and profitability. These forward-looking statements are made as of the date they were first issued and were based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as "expect," "anticipate," "should," "believe," "hope," "target," "project," "goals," "estimate," "potential," "predict," "may," "will," "might," "could," "intend," or variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control.
Our actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to the risks detailed in the “Risk Factors” section of our Form 10-Q filed with the Securities and Exchange Commission on May 4, 2023 and in subsequent periodic reports that we file with the Securities and Exchange Commission. Past performance is not necessarily indicative of future results.
The forward-looking statements included in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. We undertake no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release.

Exhibit 99.1

Contacts:

Public Relations:
Robert Robinson
pr@cardlytics.com

Investor Relations:
Robert Robinson
ir@cardlytics.com